Exhibit 10.48

MODIFICATION NUMBER FOUR
TO MASTER LOAN AGREEMENT

THIS MODIFICATION NUMBER FOUR TO MASTER LOAN AGREEMENT (the “Agreement”), dated as of October 21, 2010 between NP FLM L.L.C., a Delaware limited liability company, Premier NSN L.L.C., a Delaware limited liability company, Asbury Atlanta Jaguar L.L.C., a Delaware limited liability company, Asbury Atlanta LEX L.L.C., a Delaware limited liability company, CN Motors, LTD., a Florida limited partnership, C&O PROPERTIES, LTD., a Florida limited partnership, CFP Motors, LTD., a Florida limited partnership, Avenues Motors, Ltd., a Florida limited partnership, AF Motors, L.L.C., a Delaware limited liability company, ALM Motors, L.L.C., a Delaware limited liability company, Asbury-Deland Imports, L.L.C., a Delaware limited liability company, Coggin Chevrolet L.L.C., a Delaware limited liability company, Coggin Cars L.L.C., a Delaware limited liability company, CH Motors, Ltd., a Florida limited partnership, HFP Motors L.L.C., a Delaware limited liability company, Crown GPG L.L.C., a Delaware limited liability company, CROWN CHV L.L.C., a Delaware limited liability company, Crown GHO L.L.C., a Delaware limited liability company, Crown GDO L.L.C., a Delaware limited liability company, Crown RIB L.L.C., a Delaware limited liability company, Crown Motorcar Company L.L.C., a Delaware limited liability company, Asbury Automotive Atlanta L.L.C., a Delaware limited liability company, McDavid Irving-Hon, L.L.C., a Delaware limited liability company, McDavid Plano-Acra, L.L.C., a Delaware limited liability company, McDavid Austin-Acra, L.L.C., a Delaware limited liability company, McDavid Houston-Hon, L.L.C., a Delaware limited liability company, McDavid Houston-Niss, L.L.C., a Delaware limited liability company, ASBURY AUTOMOTIVE TEXAS REAL ESTATE HOLDINGS L.L.C., a Delaware limited liability company and ASBURY AUTOMOTIVE ST. LOUIS, L.L.C., a Delaware limited liability company (each referred to herein individually and collectively as “Borrower”), and WELLS FARGO BANK, N.A., a national banking association, as successor by merger to Wachovia Bank, National Association (together with its successors and assigns, “WFBNA”) and WACHOVIA FINANCIAL SERVICES, INC., a North Carolina corporation (together with its successors and assigns, “WFSI”) (WFBNA and WFSI referred to herein individually and collectively as “Lender”).

RECITALS

A.Lender is the holder of certain Notes, as modified from time to time, executed and delivered by Borrower.
B.Lender is the holder of certain other loan documents, including without limitation, a Master Loan Agreement, dated as of June 4, 2008, as modified from time to time, between Lender and each Borrower, other than Asbury Automotive St. Louis, L.L.C. (the “Loan Agreement”).
C.Borrower and Lender have agreed to modify the terms of the Loan Agreement as set forth herein to consolidate certain loans owed by Asbury Automotive St. Louis, L.L.C. to Lender and the parties wish to include Asbury Automotive St. Louis as a Borrower and a party to the Loan Agreement.

In consideration of Lender's continued extension of credit and the agreements contained herein, the parties agree as follows:

AGREEMENT
ACKNOWLEDGMENT OF BALANCE. Borrower acknowledges that the most recent Commercial Loan Invoices sent to Borrower with respect to the Obligations under each Note is correct.

DEFINITIONS. Terms used in this Agreement which are capitalized and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement.
MODIFICATIONS.
1.The Loan Agreement is hereby amended by deleting the defined term “WBNA” throughout and replacing it with the defined term “WFBNA”.
2.The term “Borrower” as defined in the Loan Agreement is hereby amended to include Asbury Automotive St. Louis, L.L.C., a Delaware limited liability company.
3.Section 1.1 “Defined Terms” of the Loan Agreement is hereby amended as follows:
(a)The definition of “Applicable Margin” is hereby deleted in its entirety and the following new definition of “Applicable Margin” is hereby substituted in lieu thereof:
“'Applicable Margin' means, (a) as to any portion of any Loan, other than the St. Louis Loan, that is a LIBOR Loan, 2.95%, and (b) as to any portion of the St. Louis Loan, 3.60%.”
(b)The definition of “Change in Control” is hereby amended by deleting the word “Guarantor” throughout and replacing it with the name “Asbury Automotive Group, Inc.”
(c)The definition of “Closing Date” is hereby deleted in its entirety and the following new definition of “Closing Date” is hereby substituted in lieu thereof:
“'Closing Date' means, as to each Loan, the date on which all of the conditions precedent in Section 3 of this Agreement are satisfied as to such Loan and such Loan is made under this Agreement.”
(d)The definition of “Guarantor” is hereby deleted in its entirety and the following new definition of “Guarantor” is hereby substituted in lieu thereof:
“'Guarantor' means Asbury Automotive Group, Inc. and any other Person now or hereafter guaranteeing, endorsing or otherwise becoming liable for any Obligations of Borrower, which, solely as to the St. Louis Loan, shall include, without limitation, each St. Louis Guarantor”
(e)The following new definition of “Ground Lease” is hereby added thereto:
“'Ground Lease' means that certain lease dated as of July 18, 1986, as amended from time to time, between The Gelber Family Limited Partnership and Gelber and Bank, L.L.C., as landlord, and Luxus Imports Company, as tenant, which covers that certain portion of the St. Louis Property located at 740 Center Parkway Drive, 11912 and 11904 Olive Boulevard and 749 Decker Lane, Creve Coeur, St. Louis County, Missouri, as such lease has been assigned and assumed pursuant to that certain Assignment and Assumption of Lease by and between Sieben, Inc. (successor in interest to Luxus Imports Company), as assignor, and Asbury St. Louis Gen L.L.C., as assignee, and as further assigned and assumed pursuant to that certain Assignment and Assumption of Lease by and between Asbury St. Louis Gen L.L.C., as assignor, and St. Louis Borrower, as assignee.”
(f)The definition of “Interest Period” is hereby amended by deleting subsection (c) in its entirety and substituting the following new subsection (c) in lieu thereof:
“(c) any Interest Period that would otherwise extend past the applicable Termination Date for such Loan and shall end on the applicable Termination Date for such Loan.”
(g)The definition of “Obligations” is hereby deleted in its entirety and the following new definition of “Obligations” is hereby substituted in lieu thereof:

“'Obligations' means, with respect to each Borrower, all obligations now or hereafter owed to Lender or any Affiliate of Lender by such Borrower related to the Loans, this Agreement or the Loan Documents, including, without limitation, amounts owed or to be owed under the terms of the Loan Documents, or arising out of the transactions described therein, including, without limitation, the Loans, all fees, all existing and future obligations under any Swap Agreements between Lender or any Affiliate of Lender and such Borrower or Guarantor which are executed in connection with or related to the Loans (including obligations under such Swap Agreements entered into prior to any transfer or sale of Lender's interests hereunder if Lender ceases to be a party hereto), all costs of collection, attorneys' fees and expenses of or advances by Lender which Lender pays or incurs in discharge of obligations of such Borrower under the Loan to such Borrower or to inspect, repossess, protect, preserve, store or dispose of any Collateral owned by such Borrower, whether such amounts are now due or hereafter become due, direct or indirect and whether such amounts due are from time to time reduced or entirely extinguished and thereafter re-incurred.”
(h)The following new definition of “Prime Landlord” is hereby added thereto:
“'Prime Landlord' means collectively The Gelber Family Limited Partnership and Gelber and Bank, L.L.C., and any other landlord under the Ground Lease.”
(i)The following new definition of “St. Louis Borrower” is hereby added thereto:
“'St. Louis Borrower' means Asbury Automotive St. Louis, L.L.C.”
(j)The following new definition of “St. Louis Guarantor” is hereby added thereto:
“'St. Louis Guarantor' means each, any and all of Asbury Automotive St. Louis II, L.L.C., Asbury St. Louis Lex L.L.C., Asbury St. Louis Cadillac L.L.C. and Asbury St. Louis LR L.L.C.”
(k)The following new definition of “St. Louis Loan” is hereby added thereto:
“'St. Louis Loan' means that certain Term Loan made by WFBNA to St. Louis Borrower dated as of October 21, 2010.”
(l)The following new definition of “St. Louis Property” is hereby added thereto:
“'St. Louis Property' means each, any and all of the real property located at 11830 Olive Boulevard, Creve Coeur, St. Louis County, Missouri; 734 Center Parkway Drive, Creve Coeur, St. Louis County, Missouri; 740 Center Parkway Drive, 11912 and 11904 Olive Boulevard and 749 Decker Lane, Creve Coeur, St. Louis County, Missouri; 630 - 648 Decker Lane, Creve Coeur, St. Louis County, Missouri; and 777 Decker Lane, Creve Coeur, St. Louis County, Missouri (777 Decker Lane formerly known as 712 Emerson Road, 737 Decker Lane and 601 & 701 Center Parkway Drive, Creve Coeur, St. Louis County, Missouri).”
(m)The definition of “Tenant” is hereby deleted in its entirety and the following new definition of “Tenant” is hereby substituted in lieu thereof:
“'Tenant' means each, any and all of Asbury St. Louis Lex, L.L.C., Asbury St. Louis Cadillac L.L.C. and Asbury St. Louis LR L.L.C., each of which is a tenant of the St. Louis Property and each, any and all other tenants under a Lease for any Property.”
(n)The definition of “Term Loan Maturity Date” is hereby deleted in its entirety and the following new definition of “Term Loan Maturity date” is hereby substituted in lieu thereof:
“'Term Loan Maturity Date' means, (a) as to any Term Loan, other than the St. Louis Loan, June 4,

2013, and (b) as to the St. Louis Loan, November 1, 2015.”
4.Section 2.1.4 is hereby amended by adding the following sentence at the end thereof:
“Notwithstanding anything set forth herein to the contrary, the proceeds of the St. Louis Loan shall be used solely by St. Louis Borrower to refinance existing real estate mortgage loans owed to Lender which encumber the St. Louis Property.”
5.Section 2.1.5(a) of the Loan Agreement is hereby amended by deleting the second sentence in its entirety and substituting the following in lieu thereof:
“Each Term Note shall be in the form of Exhibit A-5 attached hereto for each Term Loan, other than the St. Louis Loan, and in the form of Exhibit A-7 attached hereto for the St. Louis Loan, which Term Note for each such Term Loan, in addition to the records of Lender, shall evidence the Term Loan and interest accruing thereon.”
6.Section 3.2.8 of the Loan Agreement is hereby amended by deleting the word “Guarantor” and replacing it with the name “Asbury Automotive Group, Inc.”
7.Section 4.21 of the Loan Agreement is hereby deleted in its entirety and the following new Section 4.21 is hereby substituted in lieu thereof:
“4.21    Use and Operation of Property. Except to the extent disclosed on Exhibit 4.21 hereof, each Property is used and operated by Borrower or by the Tenant of the St. Louis Property, as the case may be, exclusively for the franchised retail motor vehicle sales, service or other related purposes as identified on Exhibit 4.21 hereof.”
8.Section 4.26 of the Loan Agreement is hereby deleted in its entirety and the following new Section 4.26 is hereby substituted in lieu thereof:
“4.26    Possession of Property. Except as disclosed on Exhibit 4.26 solely as to the St. Louis Property, Borrower is the owner and occupier of the Property and no other Person has any possessory interest in the Property or right to occupy the same.”
9.Section 4.30 of the Loan Agreement is hereby deleted in its entirety and the following new Section 4.30 is hereby substituted in lieu thereof:
“4.30    Franchise Agreements. Each Franchise Agreement is valid and in full force and effect, including, without limitation, the Franchise Agreement between St. Louis Borrower and the Infiniti Division of Nissan North America, Inc. St. Louis Borrower and the Infiniti Division of Nissan North America, Inc. have agreed to extend the term of their Franchise Agreement through August 31, 2015 and St. Louis Borrower will promptly deliver to Lender a copy of the signed agreement evidencing such extension. Borrower has not received any notice of termination of any Franchise Agreement.”
10.The Loan Agreement is hereby amended by adding the following new Section 4.32 thereto:
“4.32    Leases. Except as to the Ground Lease, St. Louis Borrower is the owner and lessor of landlord's interest in each Lease at the St. Louis Property. No Person has any possessory interest in the St. Louis Property or right to occupy the same except under and pursuant to the provisions of each Lease and except for Prime Landlord's right and interest in that portion of the St. Louis Property covered by the Ground Lease. There has been no prior sale, transfer or assignment, hypothecation or pledge of the Lease or of the rents received therein. St. Louis Borrower has delivered to Lender a true and complete copy of each Lease. Each Lease is in full force and effect and (a) there are no defaults thereunder by either party and there are no conditions that, with the passage of time or the giving of notice, or both, would constitute defaults thereunder; (b) no rent (including security deposits) has been paid more than one (1) month in advance of its due date; (c) there are no offsets or defenses to the payment of any portion of the rents; (d) all work to be performed by Borrower under the Lease has been performed as required and has been accepted by the applicable Tenant, and any payments, free rent, partial rent, rebate of rent or other payments, credits, allowances or abatements required to be given by St. Louis Borrower to any Tenant has already been received by such Tenant; (e) the Tenant under each Lease has not assigned its Lease or sublet all or any portion of the premises demised thereby, no Tenant holds its leased premises under assignment or sublease, nor does anyone except such Tenant and its employees occupy such leased premises; (f) except to the extent expressly set forth in the Lease, no Tenant under any Lease has a right or option pursuant to such Lease or otherwise to purchase all or any part of the leased premises or the building of which the leased premises are a part; (g) no Tenant under any Lease has any right or option for additional space in the Improvements; (h) the term of each Lease has commenced; (i) payment of base, fixed or minimum rent under each Lease has commenced; (j) the related Franchise Agreements are in full force and effect; and (k) no Hazardous Materials have been disposed, stored or treated by any Tenant under any Lease on or about the leased premises in violation of Environmental Law nor does St. Louis Borrower have any knowledge of any Tenant's intention to use its leased premises for any activity which, directly or indirectly, involves the use, generation, treatment, storage, disposal or transportation of any Hazardous Materials in violation of Environmental Law or the Lease.”
11.Section 5.9 of the Loan Agreement is hereby amended by adding the following phrase at the end of the first sentence thereof:
“; and (e) all notices of default or other material notices from any Tenant to any Borrower and, in the case of the St. Louis Property, all notices of default and other material notices from Prime Landlord.”
12.Section 5.15 of the Loan Agreement is hereby amended by deleting the word “Guarantor” and replacing it with the name “Asbury Automotive Group, Inc.”
13.The Loan Agreement is hereby amended by adding the following new Section 5.27 thereto:
“5.27    Ground Lease. St. Louis Borrower is lessee under the Ground Lease. St. Louis Borrower has delivered to Lender a true copy of the Ground Lease and all amendments and modifications thereto and neither St. Louis Borrower nor, to St. Louis Borrower's Knowledge, Prime Landlord is in default thereunder. St. Louis Borrower agrees to notify Lender promptly of default by any party under the Ground Lease and deliver to Lender copies of any written notice of default received by St. Louis Borrower. St. Louis Borrower shall perform all of its obligations under the Ground Lease. St. Louis Borrower shall not, without the prior written consent of Lender, agree to the surrender, cancellation, or modification of the Ground Lease or subordination of the Ground Lease to any deed of trust, mortgage or other interest. Any such surrender, cancellation, modification or subordination of the Ground Lease made without such consent shall be void. At the reasonable request of Lender, St. Louis Borrower shall, from time to time, obtain estoppel certificates from Prime Landlord in accordance with the terms of the Ground Lease. St. Louis Borrower agrees that in the event it acquires any additional interest in the real estate and personal property that is subject to the Ground Lease, the Ground Lease shall not be extinguished by merger and the lien of the Mortgage shall extend to and include such interest.”
14.Section 6.1(f) of the Loan Agreement is hereby amended by deleting the period at the end thereof and replacing it with the following: “; and”.
15.Section 6.1 of the Loan Agreement is hereby amended by adding the following new subsection (g)

thereto:
“(g)    As to Asbury Automotive St. Louis, L.L.C., any Debt incurred under any Swap Agreements with Lender (or with any of its Affiliates) or incurred as a result of compliance with the covenant contained in Section 7.4 hereof entitled “Hedge Covenant”.
16.Section 6.12 of the Loan Agreement is hereby deleted in its entirety and the following new Section 6.12 is hereby substituted in lieu thereof:
“6.12    Franchise. Shall not use the Property or permit the Property to be used for any different or additional franchise from the franchise operated at the Property as of the Closing Date (as set forth on Exhibit 4.21 hereof) (the 'Original Franchise') without the prior written consent of Lender. Without limiting the generality of the foregoing, Asbury Automotive St. Louis, L.L.C. shall not use the St. Louis Property or permit the St. Louis Property to be used for the sale or servicing of Fisker Automotive, Inc. vehicles whether under that certain Retailer Agreement effective as of October 29, 2009 between St. Louis Borrower and Fisker Automotive, Inc. or otherwise without the prior written consent of Lender. Notwithstanding anything set forth in this Section 6.12 to the contrary, Borrower may use the Property or permit the Property to be used for an additional franchise so long as, within thirty (30) days of such occurrence (a) Borrower provides Lender written notice of the addition of a franchise, (b) Borrower provides Lender a copy of the applicable Franchise Agreement, and (c) unless the Lender otherwise consents in writing, the Original Franchise is still operated at the Property. If an Affiliate of Asbury Automotive Group, Inc. (other than Borrower) is the franchisee of such additional or different (as approved) franchise operated at the Property, then Lender may require, and Borrower shall cause, such Affiliate to execute a Guaranty Agreement for the applicable Loan in the form of and subject to such terms as Lender may reasonably require.”
17.Section 6.13 of the Loan Agreement is hereby amended by adding the following phrase at the beginning thereof:
“Except for Leases for the St. Louis Property existing as of the Closing Date and disclosed on Exhibit 6.13 hereto,”.
18.The Loan Agreement is hereby amended by adding the following new Section 7.4 thereto:
“7.4    Hedge Covenant. St. Louis Borrower shall, at all times, hedge the floating interest expense of the St. Louis Loan for the full term of the St. Louis Loan by maintaining one or more interest rate swap transactions with Lender or an Affiliate of Lender (or with another financial institution approved by Lender in writing in its reasonable discretion) in an aggregate notional amount equal to the outstanding principal balance of the St. Louis Loan originally scheduled to be outstanding over its term when the hedge is executed and providing for a fixed rate acceptable to Lender, with St. Louis Borrower making fixed rate payments and receiving floating rate payments to offset changes in the variable interest expense of the related Loan, all upon terms and subject to such conditions as shall be acceptable to Lender (or if such transaction is with another financial institution, all upon terms and subject to such conditions as shall be approved by Lender in writing in its reasonable discretion). Any prepayment, acceleration, reduction, increase or any change in the terms of the St. Louis Loan will not alter the notional amount of any such interest rate swap transactions or otherwise affect St. Louis Borrower's obligation to continue making payments under any such interest rate swap transactions, which will remain in full force and effect notwithstanding any such prepayment, acceleration, reduction, increase or change, subject to the terms of such interest rate swap transactions.”
19.The Loan Agreement is hereby amended by adding the following new Section 7.5 thereto:

“7.5    Purchase of Fee Interest in St. Louis Property. If St. Louis Borrower shall purchase a fee interest in that portion of the St. Louis Property covered by the Ground Lease and pursuant to the terms of the Ground Lease, then St. Louis Borrower shall promptly grant a Mortgage in such fee interest to Lender.”
20.Section 8.1.6 of the Loan Agreement is hereby amended by adding the phrase “or any St. Louis Guarantor” after the word “Borrower”.
21.Section 8.1.7 of the Loan Agreement is hereby amended by deleting the word “Guarantor” throughout and replacing it with the name “Asbury Automotive Group, Inc.”
22.Section 8.1.11 of the Loan Agreement is hereby amended by adding the phrase “or any St. Louis Guarantor” after the word “Borrower”.
23.Section 8.1.12 of the Loan Agreement is hereby amended by deleting the word “Guarantor” throughout and replacing it with the name “Asbury Automotive Group, Inc.”
24.Section 8.1.14 of the Loan Agreement is hereby deleted in its entirety and the following new Section 8.1.14 is hereby substituted in lieu thereof:
“8.1.14 Leases; Use. Except as otherwise provided in this Agreement, the lease of any Property to any Person or the termination of any Lease identified on Exhibit 6.13 hereof or the termination of the Ground Lease, or any Borrower or, solely as to the St. Louis Property, any Tenant shall cease to use and occupy any Property in the same manner as it currently uses and occupies such Property; or”
25.Section 10.4 of the Loan Agreement is hereby deleted in its entirety and the following new Section 10.4 is hereby substituted in lieu thereof:
“10.4    Notices. Any notice or other communication hereunder or under the Notes to any party hereto or thereto shall be by hand delivery, overnight delivery via nationally recognized overnight delivery service, telegram, or registered or certified United States mail with return receipt and unless otherwise provided herein shall be deemed to have been given or made when delivered, telegraphed or, if sent via United States mail, when receipt signed by the receiver, postage prepaid, addressed to the party at its address specified below (or at any other address that the party may hereafter specify to the other parties in writing):

Lender:	Wells Fargo Bank, N.A. Mail Code VA7628 / R4057-01Z P. O. Box 13327 Roanoke, VA 24040

-and-

Wachovia Financial Services, Inc. c/o Wells Fargo Bank, N.A. Mail Code VA7628 / R4057-01Z P. O. Box 13327 Roanoke, VA 24040

-or-

Wells Fargo Bank, N.A. Mail Code VA7628 / R4057-01Z 7711 Plantation Road Roanoke, VA 24019

-and-

Wachovia Financial Services, Inc. c/o Wells Fargo Bank, N.A. Mail Code VA7628 / R4057-01Z 7711 Plantation Road Roanoke, VA 24019

with copies to:	Wells Fargo Dealer Services 100 North Main Street (D4001-081) Winston-Salem, NC 27150 Attn.: National Accounts Director

-and-

Marcus, Brody, Ford, Kessler & Sahner, L.L.C. 5 Becker Farm Road Roseland, NJ 07068 Attn.: Jane L. Brody, Esq.

Borrower:	At the address set forth on Exhibit 10.4 hereof.

with copies to:	Asbury Automotive Group, Inc. 2905 Premiere Parkway Suite 300 Duluth, GA 30097 Attn: Vice President - General Counsel

-and-

Asbury Automotive Group, Inc. 2905 Premiere Parkway Suite 300 Duluth, GA 30097 Attn: Vice President - Corporate Development & Real Estate

-and-

Hill Ward Henderson 101 East Kennedy Boulevard, Suite 3700 Tampa, Florida 33602 Attn: R. James Robbins, Jr.

26.Exhibit A-4 of the Loan Agreement is hereby amended by adding (a) “Asbury Automotive St. Louis, L.L.C.” under the column entitled “Name of Term Loan Borrower”, and (b) “$22,473,727.97” in the corresponding row under the column entitled “Original Principal Amount of Term Loan”.
27.Exhibit A-6 of the Loan Agreement is hereby amended by adding (a) “Asbury Automotive St. Louis, L.L.C.” under the column entitled “Name of Term Loan Borrower”, (b) “11830 Olive Boulevard, Creve Coeur, St. Louis County, Missouri; 734 Center Parkway Drive, Creve Coeur, St. Louis County, Missouri; 740 Center Parkway Drive, 11912 and 11904 Olive Boulevard and 749 Decker Lane, Creve Coeur, St. Louis County, Missouri; 630 - 648 Decker Lane, Creve Coeur, St. Louis County, Missouri; and 777 Decker Lane, Creve Coeur, St. Louis County, Missouri (777 Decker Lane formerly known as 712 Emerson Road, 737 Decker Lane and 601 & 701 Center Parkway Drive, Creve Coeur, St. Louis County, Missouri)” in the corresponding row under the column entitled “Term Loan Property”, and (c) “No. 33” in the corresponding row under the column entitled “Property No.”.
28.The Loan Agreement is hereby amended by adding the attached new Exhibit A-7.
29.Exhibit 4.7 of the Loan Agreement is hereby deleted and replaced with the attached updated Exhibit 4.7.
30.Exhibit 4.9 of the Loan Agreement is hereby deleted and replaced with the attached updated Exhibit 4.9.
31.Exhibit 4.13 of the Loan Agreement is hereby deleted and replaced with the attached updated Exhibit 4.13.
32.Exhibit 4.20 of the Loan Agreement is hereby deleted and replaced with the attached updated Exhibit 4.20.
33.Exhibit 4.21 of the Loan Agreement is hereby deleted and replaced with the attached updated Exhibit 4.21.
34.The Loan Agreement is hereby amended by adding the attached new Exhibit 4.26.
35.The Loan Agreement is hereby amended by adding the attached new Exhibit 6.13.
36.Exhibit 10.4 of the Loan Agreement is hereby deleted and replaced with the attached updated Exhibit 10.4
ACKNOWLEDGMENTS AND REPRESENTATIONS. Borrower acknowledges and represents that the Note, the Loan Agreement and other Loan Documents, as amended hereby, are in full force and effect without any defense, counterclaim, right or claim of set-off; that no Event of Default under the Loan Documents has occurred, all representations and warranties contained in the Loan Documents are true and correct as of the date hereof, all necessary action to authorize the execution and delivery of this Agreement has been taken; and this Agreement is a modification of an existing obligation and is not a novation.
COLLATERAL. Borrower acknowledges and confirms that there have been no changes in the ownership of any Collateral since the Collateral was originally pledged; Borrower acknowledges and confirms that the Lender has existing, valid first priority security interests and liens in the Collateral; and that such security interests and liens shall secure Borrower's Obligations, including any modification of the Note or Loan Agreement, if any, and all future modifications, extensions, renewals and/or replacements of the Loan Documents.
MISCELLANEOUS. This Agreement shall be construed in accordance with and governed by the laws of the Jurisdiction as originally provided in the Loan Documents, without reference to the Jurisdiction's conflicts of law principles. This Agreement and the other Loan Documents constitute the sole agreement of the parties with respect to the subject matter thereof and supersede all oral negotiations and prior writings with respect to the subject matter thereof. No amendment of this Agreement, and no waiver of any one or more of the provisions hereof shall be effective unless set forth in writing and signed by the parties hereto. The illegality, unenforceability or inconsistency of any provision of this Agreement shall not in any way affect or impair the legality, enforceability or consistency of the remaining provisions of this Agreement or the other Loan Documents. This Agreement and the other Loan Documents are intended to be consistent. However, in the event of any inconsistencies among this Agreement and any of the Loan Documents, the terms of this Agreement, and then the Loan Agreement, shall control. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which when taken together shall constitute but one and the same instrument. Any signature delivered by a party by facsimile transmission shall be deemed to be an original signature hereto. LIMITATION ON LIABILITY; WAIVER OF PUNITIVE DAMAGES. EACH OF THE PARTIES HERETO, INCLUDING LENDER BY ACCEPTANCE HEREOF, AGREES THAT IN ANY JUDICIAL, MEDIATION OR ARBITRATION PROCEEDING OR ANY CLAIM OR CONTROVERSY BETWEEN OR AMONG THEM (A “DISPUTE”) THAT MAY ARISE OUT OF OR BE IN ANY WAY CONNECTED WITH THIS AGREEMENT, THE LOAN DOCUMENTS OR ANY OTHER AGREEMENT OR DOCUMENT BETWEEN OR AMONG THEM OR THE OBLIGATIONS EVIDENCED HEREBY OR RELATED HERETO, IN NO EVENT SHALL ANY PARTY HAVE A REMEDY OF, OR BE LIABLE TO THE OTHER FOR, (A) INDIRECT, SPECIAL OR CONSEQUENTIAL DAMAGES OR (B) PUNITIVE OR EXEMPLARY DAMAGES. EACH OF THE PARTIES HEREBY EXPRESSLY WAIVES ANY RIGHT OR CLAIM TO PUNITIVE OR EXEMPLARY DAMAGES THEY MAY HAVE OR WHICH MAY ARISE IN THE FUTURE IN CONNECTION WITH ANY SUCH PROCEEDING, CLAIM OR CONTROVERSY, WHETHER THE DISPUTE IS RESOLVED BY ARBITRATION, MEDIATION, JUDICIALLY OR OTHERWISE. Final Agreement. This Agreement and the other Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. There are no unwritten oral agreements between the parties.
ARBITRATION. Upon demand of any party hereto, whether made before or after institution of any judicial proceeding, any claim or controversy arising out of or relating to the Loan Documents between parties hereto shall be resolved by binding arbitration conducted under and governed by the Commercial Financial Disputes Arbitration Rules (the “Arbitration Rules”) of the American Arbitration Association (the “AAA”) and the Federal Arbitration Act. Disputes may include, without limitation, tort claims, counterclaims, a dispute as to whether a matter is subject to arbitration, or claims arising from documents executed in the future, but shall specifically exclude claims brought as or converted to class actions. A judgment upon the award may be entered in any court having jurisdiction. Notwithstanding the foregoing, this arbitration provision does not apply to disputes under or related to swap agreements. Special Rules. All arbitration hearings shall be conducted in Charlotte, North Carolina. A hearing shall begin within 90 days of demand for arbitration and all hearings shall conclude within 120 days of demand for arbitration. These time limitations may not be extended unless a party shows cause for extension and then for no more than a total of 60 days. The expedited procedures set forth in Rule 51 et seq. of the Arbitration Rules shall be applicable to claims of less than $1,000,000.00. Arbitrators shall be licensed attorneys selected from the Commercial Financial Dispute Arbitration Panel of the AAA. The parties do not waive applicable Federal or state substantive law except as provided herein. Preservation and Limitation of Remedies. Notwithstanding the preceding binding arbitration provisions, the parties agree to preserve, without diminution, certain remedies that any party may exercise before or after an arbitration proceeding is brought. The parties shall have the right to proceed in any court of proper jurisdiction or by self-help to exercise or prosecute the following remedies, as applicable: (a) all rights to foreclose against any real or personal property or other security by exercising a power of sale or under applicable law by judicial foreclosure including a proceeding to confirm the sale; (b) all rights of self-help including peaceful occupation of real property and collection of rents, set-off, and peaceful possession of personal property; (c) obtaining provisional or ancillary remedies including injunctive relief, sequestration, garnishment, attachment, appointment of receiver and filing an involuntary bankruptcy proceeding; and (d) when applicable, a judgment by confession of judgment. Any claim or controversy with regard to any party's entitlement to such remedies is a Dispute. Waiver of Jury Trial. THE PARTIES ACKNOWLEDGE THAT BY AGREEING TO BINDING ARBITRATION THEY HAVE IRREVOCABLY WAIVED ANY RIGHT THEY MAY HAVE TO JURY TRIAL WITH REGARD TO A DISPUTE.
[Signatures on following page]

IN WITNESS WHEREOF, the parties hereto have caused this Modification Number Four to Master Loan Agreement to be duly executed under seal as of the day and year first above written.

Property 1		CH MOTORS, LTD., a Florida limited partnership

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

Property 2		CN MOTORS, LTD., a Florida limited partnership

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

Property 3 BRIDGE		C&O PROPERTIES, LTD., a Florida limited partnership

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

Property 4		COGGIN CARS L.L.C., a Delaware limited liability company

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

Property 5		COGGIN CHEVROLET L.L.C., a Delaware limited liability company

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

Property 6		AVENUES MOTORS, LTD., a Florida limited partnership

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

Property 7		AF MOTORS, L.L.C., a Delaware limited liability company

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

And

ALM MOTORS, L.L.C., a Delaware limited liability company

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

Property 8		ASBURY-DELAND IMPORTS, L.L.C., a Delaware limited liability company

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

Property 9		HFP MOTORS L.L.C., a Delaware limited liability company

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

Property 10		CFP MOTORS, LTD., a Florida limited partnership

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

Property 11		CROWN GHO L.L.C., a Delaware limited liability company

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

Property 12		CROWN GDO L.L.C., a Delaware limited liability company

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

[Signatures continue on following page]

Property 13		CROWN GPG L.L.C., a Delaware limited liability company

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

Property 13		CROWN CHV L.L.C., a Delaware limited liability company

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

Property 14 BRIDGE		CROWN CHV L.L.C., a Delaware limited liability company

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

Property 15		CROWN RIB L.L.C., a Delaware limited liability company

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

Property 16		CROWN MOTORCAR COMPANY L.L.C., a Delaware limited liability company

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

Property 17		ASBURY ATLANTA LEX L.L.C., a Delaware limited liability company

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

Property 18		ASBURY ATLANTA JAGUAR L.L.C., a Delaware limited liability company

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

[Signatures continue on following page]

Property 19		PREMIER NSN L.L.C., a Delaware limited liability company

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

Property 20		NP FLM L.L.C., a Delaware limited liability company

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

Property 21		ASBURY AUTOMOTIVE ATLANTA L.L.C., a Delaware limited liability company

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

Property 22 and 23		MCDAVID IRVING-HON, L.L.C., a Delaware limited liability company

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

Property 24		ASBURY AUTOMOTIVE TEXAS REAL ESTATE HOLDINGS L.L.C., a Delaware limited liability company

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

Property 25		MCDAVID PLANO-ACRA, L.L.C., a Delaware limited liability company

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

Property 26, 30 and 32		MCDAVID HOUSTON-HON, L.L.C., a Delaware limited liability company

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

[Signatures continue on following page]

Property 27 and 29		MCDAVID HOUSTON-NISS, L.L.C., a Delaware limited liability company

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

Property 28		MCDAVID AUSTIN-ACRA, L.L.C., a Delaware limited liability company

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

Property 33		ASBURY AUTOMOTIVE ST. LOUIS, L.L.C., a Delaware limited liability company

	By:	/s/Craig T. Monaghan
Craig Monaghan, its Vice President

Accepted in Winston-Salem, North Carolina:

WELLS FARGO BANK, N.A., as successor by merger to Wachovia Bank, National Association
	By:	/s/Michael Burkitt
Name: Michael Burkitt Title: Senior Vice President

WACHOVIA FINANCIAL SERVICES, INC.
	By:	/s/Michael Burkitt
Name: Michael Burkitt Title: Senior Vice President

[Signatures continue on following page]

EXHIBIT A-7
TERM NOTE FOR ST. LOUIS LOAN

See attached.

EXHIBIT 4.7

Listed exceptions to coverage referenced in the following Title Insurance Policy Proformas as continued and completed to date:

Borrower	Address of Property	First American Title Insurance Company Loan Proforma
CH Motors, Ltd.	11003 Atlantic Blvd. Jacksonville, FL	Loan Proforma File No. NCS 349786H-DC72
CN Motors, Ltd.	10600 Atlantic Blvd. Jacksonville, FL	Loan Proforma File No. NCS 349786I-DC72
C&O Properties, Ltd.	9401 Atlantic Blvd. Jacksonville, FL	Loan Proforma File No. NCS 349786G - DC72
Coggin Cars L.L.C.	10564 Phillips Highway Jacksonville, FL	Loan Proforma File No. NCS 349786J-DC 72
Coggin Cheverolet L.L.C.	10880 Phillips Hwy Jacksonville, FL	Loan Proforma File No. NCS 349786K-DC72
Avenues Motors, Ltd.	10859 Phillips Hwy Jacksonville, FL	Loan Proforma File No. NCS 349786E-DC72
AF Motors, L.L.C. & ALM Motors, L.L.C.	2655 N. Volusia Ave. Orange City, Florida	Loan Proforma File No. NCS 349786A-DC72
Asbury-Deland Imports, L.L.C.	1580 S. Woodland Blvd. Deland, FL	Loan Proforma File No. NCS 349786D-DC72
HFP Motors L.L.C.	4550 U.S. Hwy 1 S. Ft. Pierce, FL	Loan Proforma File No. NCS 349786R - DC72
CFP Motors, Ltd.	4500 U.S. Hwy 1 S. Ft. Pierce, FL	Loan Proforma File No. NCS 349786F-DC72
Crown GHO L.L.C.	3633 W. Wendover Ave. Greensboro, NC	Loan Proforma File No. NCS 349786N - DC72
Crown GDO L.L.C.	3710 W. Wendover Ave. Greensboro, NC	Loan Proforma File No. NCS 349786M- DC72
Crown GPG L.L.C.	719 Camann Street Greensboro, NC	Loan Proforma File No. NCS 3497860-DC72
Crown CHV L.L.C.	1730 US HWY 15 Chapel Hill, NC	Loan Proforma File No. NCS 349786L-DC72
Crown RIB L.L.C.	8704/8710 Broad Street Richmond, VA	Loan Proforma File No. NCS 349786Q - DC72
Crown Motorcar Company L.L.C.	1295 Richmond Rd. Charlottsville, VA	Loan Proforma File No. NCS 349786P - DC72
Asbury Atlanta LEX L.L.C.	980 Mansell Rd. Roswell, GA	Loan Proforma File No. NCS 349786C - DC72
Asbury Atlanta Jaguar L.L.C.	11507 Alpharetta Hwy Roswell, GA	Loan Proforma File No. NCS 349786B - CD72
Premier NSN L.L.C.	1 Commercial Drive & Colonel Glenn Rd. Little Rock, AR	Loan Proforma File No. NCS 349786T-DC72
NP FLM L.L.C.	5500 Starita Drive Sherwood, AR	Loan Proforma File No. NCS 349786S-DC72
Asbury Automotive Atlanta L.L.C.	2500 Button Gwinnett Dr. Gwinnett, GA	Loan Proforma File No. NCS 349786U - DC72
McDavid Irving-Hon, L.L.C.	3600, 3650 & 3700 W. Airport Freeway Irving Texas	Loan Proforma File No. 08R15928A ND6

Asbury Automotive Texas Real Estate L.L.C.	3900 W. Airport Freeway Irving, TX	Loan Proforma File No. 08R15935-ND6
McDavid Plano Acra, L.L.C.	4051 W. Plano Parkway Plano, TX	Loan Proforma File No. 08R15937-ND6
McDavid Houston-Hon, L.L.C.	11200 and 11304 Gulf Freeway Houston, TX	Loan Proforma File No. 08R15945 ND6
McDavid Houston-Niss, L.L.C.	109 Winkler Drive & 10540 Almeda-Genoa & 11911 Gulf Freeway Houston, TX	Loan Proforma File No. 08R15954-ND6
McDavid Austin Acra, L.L.C.	13553 Research Blvd. Austin, TX	Loan Proforma File No. 08R15941-ND6
Asbury Automotive St. Louis, L.L.C.	11830 Olive Boulevard Creve Coeur, MO	Loan Proforma File No. NCS-454568-STLO

EXHIBIT 4.9
JURISDICTION

See attached.

EXHIBIT 4.13
ENVIRONMENTAL
ENVIRONMENTAL DISCLOSURES

•	May 28, 2008 Letter of Inspection for Crown Paint and Body from Noble Oil Services

•	May 28, 2008 Letter of Inspection for Crown Chrysler Dodge from Noble Oil Services

•	May 28, 2008 Letter of Inspection for Crown Honda from Noble Oil Services

•	May 28, 2008 Letter of Inspection for Coggin Honda Jacksonville, Coggin Ford Lincoln Mercury, Coggin Honda Deland, and Coggin Motor Mall from Vantage Point Enterprises, Inc.

•	Generator's Non-hazardous Waste Profile Sheet dated May 27, 2008 for Coggin Motor Mall from Waste Management/Ramtech Engineers

•	Coggin Nissan Jacksonville First Quarter Groundwater Sampling Report dated April 18, 2008, provided by URS

•	Coggin Nissan Jacksonville Soil Sampling Report dated April 15, 2008 from URS to Florida Department of Environmental Protection

•	Oil/Water Separator Removal Oversight Report for Nalley Jaguar by URS dated October 23, 2000

•	Limited Phase II Site Assessment for Nalley Jaguar by URS, dated August 21, 2000

•	Invoice Dated December 28, 2007 for oil/water pickup and disposal at David McDavid Acura, Austin by H&H Oil, Inc.

•	FCC Environmental Service Order dated October 1, 2007 for North Point Nissan

•	UST Tank Tightness Test Report dated April 15, 2008 for Nalley Lexus by Environmental Resources Associates, Inc.

•	Environmental Assessments, Inc. Asbestos Report dated February 27, 2008 for Nalley Lexus Roswell

•	Virginia Department of Environmental Quality Closure Letter for Crown BMW Mini Richmond dated August 19, 1994

•
Site Characterization Report/Tier 2 Revisions/Path Forward report to Missouri Department of Natural Resources Hazardous Waste Program dated June 15, 2010 for Asbury Automotive St. Louis, L.L.C. regarding the property at 11912 Olive Boulevard, Creve Coeur, Missouri.

•	Missouri Department of Natural Resources response letter dated September 9, 2010 to Asbury Automotive St. Louis, L.L.C.

Together with all of those certain environmental reports, assessments, letters and related documents posted and available on iPortal, the web-based file sharing program used to facilitate the sharing of due diligence information relating to the transaction, a list of which follows on the succeeding pages.

EXHIBIT 4.20
CONDEMNATION EVENTS

A.
McDavid Honda of Irving (3650-3700 West Airport Freeway, Irving, TX (Property 22)); 3600-3630 West Airport Freeway, Irving, TX (Property 23); and 3900 Airport Freeway, Irving, TX (Property 24); The Texas DOT has initiated proceedings to condemn a portion of the Properties for an anticipated expansion of Airport Freeway in Irving, Texas. See related documents listed below.

1.	Initial Offer Letter dated October 15, 2007 from Robyn Vaughn, O.R. Colan Associates, Inc. for Parcel 41

2.	Initial Offer Letter dated October 29, 2007 from Robyn Vaughn, O.R. Colan Associates, Inc. for Parcel 40

3.	Initial Offer Letter dated October 15, 2007 from Robyn Vaughn, O.R. Colan Associates, Inc. for Parcel 33

4.	Three (3) Real Estate Appraisal Reports from Texas Department of Transportation Sept. 2007

5.	Offer of Settlement letter dated March 31, 2008 from Kelsoe, Anderson, Khoury & Clark.

B.
Kimco Avenues Walk, LLC ("Developer") and Coggin Cars L.L.C. (Property 4) and Chevrolet L.L.C. (Property 5)(collectively, "Owner") entered into an Agreement Regarding Detention Area and Cedar Street dated December 14, 2007, as amended by the First Amendment to Agreement Regarding Detention Area and Cedar Street dated October 5, 2010 (collectively, "Agreement"). In connection with the development of a mixed-use project known as “Avenues Walk” located in the vicinity of the detention, the Developer intends to widen and improve the existing Cedar Street right of way adjacent to the Owner's parcels in accordance with the requirement of the governmental authorities. Owner is willing to (i) grant to Developer a temporary construction easement over the Cedar Street Area in order to construct relocated Cedar Street and (ii) convey the Cedar Street Area to the City of Jacksonville in exchange for the right granted to Owner to drain all surface and stormwater from the Owner parcels currently served by the Existing Detention Area to the Detention Parcel (as defined in the Agreement) pursuant to that certain drainage easement agreement.

C.
The City of Greensboro, North Carolina (the "City") offered to purchase a portion of the Crown GHO, LLC property (Property 11) to install a new sidewalk. The City offered Crown GHO $12,500.00 in exchange for the portion of the property. A deed conveying that portion of the property to the City was recorded on September 28,2010 in Book 7165, Page 1459, in Guilford County, North Carolina and a release deed from Wells Fargo Bank was recorded the and release deed were executed and recorded on September 28, 2010 in Book 7165, Page 1455, in Guilford County, North Carolina.

EXHIBIT 4.21
USES AND FRANCHISES

See attached.

Although St. Louis Borrower has entered into that certain Retailer Agreement effective as of October 29, 2009 with Fisker Automotive, Inc., St. Louis Borrower has never (a) conducted business as a Fisker Automotive, Inc. franchisee, or (b) used or operated the St. Louis Property for the sale or service of Fisker automobiles or for any other related purposes.

EXHIBIT 4.26
OWNERSHIP AND POSSESSION

1.
Asbury St. Louis Lex L.L.C., as tenant only, pursuant to that certain Lease Agreement dated effective as of October 1, 2010 with Asbury Automotive St. Louis, L.L.C., as Landlord for that certain portion of the property located at 11830 Olive Boulevard, Creve Coeur, Missouri.

2.
Asbury St. Louis Cadillac L.L.C., as tenant only, pursuant to that certain Lease Agreement dated effective as of October 1, 2010 with Asbury Automotive St. Louis, L.L.C., as Landlord for that certain portion of the property located at 11830 Olive Boulevard, Creve Coeur, Missouri.

3.
Asbury St. Louis LR L.L.C., as tenant only, pursuant to that certain Lease Agreement dated effective as of October 1, 2010 with Asbury Automotive St. Louis, L.L.C., as Landlord for that certain property located at 777 Decker Lane, Creve Coeur, Missouri.

4.
Lease agreement by and between Marvin Gelber, Robert S. Goldenhersh and Carolyn Lasky, Trustee under Living Trust Agreement dated April 10, 1973, Louis Gelber, Grantor, and Marvin Gelber, individually (collectively, “Landlord”) and Luxus Imports Company, as tenant, dated July 18, 1986, as modified from time to time, and evidenced by that Short Form Lease recorded on July 30, 1986 in Book No. 7953, Page No. 1222 of County of St. Louis, State of Missouri, as assigned to Asbury St. Louis Gen L.L.C. pursuant to that certain Assignment and Assumption of Lease between Sieben, Inc., as assignor, and Asbury St. Louis Gen L.L.C., as assignee, dated December 18, 1997 and recorded in Book No. 11394, Page No. 2354 of County of St. Louis, State of Missouri, and as further assigned to Asbury Automotive St. Louis, L.L.C., pursuant to that certain Assignment and Assumption of Lease between Asbury St. Louis Gen L.L.C., as assignor, and Asbury Automotive St. Louis, L.L.C., as assignee, dated January 31, 2003 and recorded February 7, 2003 in Book No. 14562, Page No. 2785 of County of St. Louis, State of Missouri for that certain property located at 740 Center Parkway Drive, 749 Decker Lane, 11904 and 11912 Olive Boulevard, Creve Coeur, Missouri.

EXHIBIT 6.13
LEASES FOR ST. LOUIS PROPERTY

1.	Lease Agreement dated effective as of October 1, 2010 by and between Asbury Automotive St. Louis, L.L.C., as Landlord, and Asbury St. Louis Lex L.L.C., as Tenant;

2.	Lease Agreement dated effective as of October 1, 2010 by and between Asbury Automotive St. Louis, L.L.C., as Landlord, and Asbury St. Louis Cadillac L.L.C., as Tenant; and

3.	Lease Agreement dated effective as of October 1, 2010 by and between Asbury Automotive St. Louis, L.L.C., as Landlord, and Asbury St. Louis LR L.L.C., as Tenant.

EXHIBIT 10.4
NOTICES TO BORROWER

See attached.